Transamerica Morgan Stanley Global Allocation VP
Summary Prospectus May 1, 2021

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2021, and statement of additional information, dated May 1, 2021, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2020, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks high total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees1,[2]	0.68%	0.68%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.17%	0.17%
Interest expense[3]	0.10%	0.10%
All other expenses	0.07%	0.07%
Total annual fund operating expenses	0.85%	1.10%
Fee waiver and/or expense reimbursement[1]	0.03%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.82%	1.07%
1
Management fees include the management fees borne by the portfolio as the sole shareholder of the Subsidiary (defined below). Transamerica Asset Management, Inc. (“TAM”) has contractually agreed to waive a portion of the portfolio's management fee in an amount equal to the management fee paid to TAM by the Subsidiary. The Subsidiary has entered into a separate contract with the portfolio's investment manager, TAM, for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the portfolio. This management fee waiver, which is reflected in the “fee waiver and/or expense reimbursement” line, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.
2
Management fees have been restated to reflect a reduction in management fees effective May 1, 2020.
3
Interest expense results from the portfolio’s use of certain investments, such as sale-buyback transactions. Any interest expense amount will vary based on the portfolio’s use of those investments.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse portfolio expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$84	$268	$468	$1,046
Service Class	$109	$347	$603	$1,338
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 151% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase equity securities and limited partnership interests. Fixed-income securities may include mortgage-related or mortgage-backed securities, inflation-linked fixed-income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities. The portfolio’s neutral allocation is 60% of net assets in equity securities and 40% of net assets in fixed income securities, although this allocation may change and vary significantly in response to changing market conditions, as the sub-adviser tactically allocates the portfolio’s assets.
The sub-adviser utilizes a “top-down” investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The sub-adviser’s investment and allocation decisions for the portfolio are based upon the sub-adviser’s evaluations, analyses and judgments, taking into account results of its fundamental market research and recommendations generated by the sub-adviser’s quantitative inputs. The sub-adviser’s research process generally focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) sentiment, such as investor flows and positioning. The portfolio may invest in any country, including developing or emerging market countries. The portfolio allocates its assets among various countries, including the U.S. (but in no fewer than three countries). Under normal market conditions and over a full market cycle, the portfolio’s U.S. and non-U.S. exposures will be generally consistent with those of the portfolio’s global multi-asset secondary benchmark, the Transamerica Morgan Stanley Global Allocation VP Blended Benchmark, which consists of the MSCI All Country World Index Net (60%) and Bloomberg Barclays Global Aggregate Index (40%). The portfolio’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the sub-adviser considers a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.
The portfolio may invest in equity securities of companies of all capitalization ranges. The portfolio has no credit quality, maturity or duration requirements with respect to its fixed income investments. The mortgage-backed securities in which the portfolio may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.
The portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio construction, capital appreciation, or to earn income. The portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the portfolio will be counted toward the portfolio’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.
The portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary has the same investment objective as the portfolio and is managed by TAM and sub-advised by the sub-adviser.
Investments in the Subsidiary are intended to provide the portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the portfolio. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
The portfolio may invest up to 10% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market values of the portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Class Allocation – The portfolio’s investment performance depends on the portfolio’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Subsidiary – By investing in the Subsidiary, the portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and will be subject to all of the risks that apply to similar investments if held directly by the portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the portfolio has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the portfolio.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance by increasing transaction costs.
CFTC Regulation – The investment manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The investment manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China  A–Shares – The portfolio may invest in equity securities of certain Chinese companies, referred to as China  A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the portfolio’s ability to invest in China  A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China  A-shares may fluctuate at times when the portfolio is unable to add to or exit its position. Only certain China  A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China  A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the portfolio’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China  A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a portfolio and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China  A-shares by the portfolio.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The portfolio faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Investments in the China Interbank Bond Market – The portfolio is subject to additional risks when investing through China’s Bond Connect program (“Bond Connect”), which allows non-Chinese investors to purchase certain fixed-income investments available from the China Interbank Bond Market (“CIBM”). The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. because Bond Connect uses the trading infrastructure of both Hong Kong and China. If either one or both markets involved are closed on a day the portfolio is open, the portfolio may not be able to add to or exit a position on such a day, which could adversely affect the portfolio’s performance. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, the portfolio could sell, but could no longer purchase, such securities through Bond Connect. Investing through Bond Connect also includes the risk that the portfolio may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect as published or applied by any applicable authority are relatively untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, the portfolio’s ability to invest in the CIBM through Bond Connect may be adversely affected, and if the portfolio is unable to adequately access the CIBM through other means, the portfolio’s ability to achieve its investment objective may be adversely affected.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Tax – The portfolio may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the portfolio’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the portfolio’s taxable income or gains and of distributions made by the portfolio.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights –  Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the portfolio will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to May 3, 2014, the portfolio invested its investable assets in shares of BlackRock Global Allocation V.I., managed by the BlackRock Investment Management, LLC. The performance set forth prior to that date is attributable to that strategy.
From May 3, 2014 to April 30, 2020, the portfolio was named Transamerica BlackRock Global Allocation VP, had a different sub-adviser, a different investment objective and used different investment strategies. The portfolio’s performance during this period is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.39%
Worst Quarter:	3/31/2020	-12.82%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Initial Class	18.59%	9.15%	N/A	6.21%	05/01/2011
Service Class	18.34%	8.86%	6.40%		05/01/2009
MSCI All Country World Index Net (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%
Transamerica Morgan Stanley Global Allocation VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	15.16%	9.86%	7.70%
1
The Transamerica Morgan Stanley Global Allocation VP Blended Benchmark consists of the following: MSCI All Country World Index Net, 60% and Bloomberg Barclays Global Aggregate Index, 40%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Cyril Moullè-Berteaux	Portfolio Manager	since 2020
Mark Bavoso	Portfolio Manager	since 2020
Sergei Parmenov	Portfolio Manager	since 2020
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2022. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

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